T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio

Supplement to Prospectus Dated July 1, 2015

The following information amends the prospectus, dated July 1, 2015, and supersedes the supplement, dated April 14, 2016, for the T. Rowe Price Investment-Grade Corporate Multi-Sector Account Portfolio.

On pages 1-2, the first two paragraphs under “Principal Investment Strategies” are removed and replaced with the following:

The fund will normally invest at least 80% of its net assets (including any borrowings for investment purposes) in investment-grade corporate debt securities. All of the securities purchased by the fund must be rated investment-grade (BBB- or higher, or an equivalent rating) at the time of purchase by at least one of the major credit rating agencies or, if unrated, deemed to be investment-grade quality by T. Rowe Price. If a security is split-rated (i.e., rated investment-grade by at least one credit rating agency but below investment-grade by another credit rating agency), the higher rating will be used for purposes of this requirement. Any security whose ratings are downgraded after purchase to below investment-grade by all of the major credit rating agencies, or deemed to be below investment-grade by T. Rowe Price, may continue to be held at the adviser’s discretion, although all such downgraded securities are limited to 5% of the fund’s net assets. While the fund’s emphasis will be on bonds issued by U.S. corporations, the fund may also invest in U.S. dollar-denominated debt securities issued by foreign corporations.

On page 5, the portfolio manager table under “Management” is replaced with the following:

Portfolio Manager	Title	Managed Fund Since	Joined Investment Adviser
Steve Boothe	Chairman of Investment Advisory Committee	2016	1999

On page 14, the disclosure under “Portfolio Management” is supplemented as follows:

Effective May 1, 2016, Steve Boothe replaced David A. Tiberii as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. Boothe joined the Firm in 1999 and his investment experience dates from 1997. During the past five years, he has served as a credit analyst.

On page 21, the first sentence in the operating policy for “Convertible Securities and Warrants” is replaced with the following:

The fund may invest up to 5% of total assets in preferred stocks and securities that are convertible into, or which carry warrants for, common stocks or other equity securities.

On page 22, the operating policy for “Foreign Securities” is replaced with the following:

Operating policy There is no limit on fund investments in U.S. dollar-denominated debt securities issued by foreign issuers, foreign branches of U.S. banks, and U.S. branches of foreign banks, including foreign investments in emerging markets. The fund will not invest in non-U.S. dollar-denominated foreign debt securities.

On page 22, the section entitled “Mortgage- and Asset-Backed Securities,” including the operating policy, is replaced with the following:

Asset-Backed Securities

An underlying pool of assets, such as credit card or automobile trade receivables or corporate loans or bonds, backs these bonds and provides the interest and principal payments to investors. On occasion, the pool of assets may also include a swap obligation, which is used to change the cash flows on the underlying assets. As an example, a swap may be used to allow floating rate assets to back a fixed rate obligation. Credit quality depends primarily on the quality of the underlying assets, the level of any credit support provided by the structure or by a third-party insurance wrap, and the credit quality of the swap counterparty, if any. The underlying assets (i.e., loans) are sometimes subject to prepayments, which can shorten the security’s effective maturity and may lower its return. The value of these securities also may change because of actual or perceived changes in the creditworthiness of the individual borrowers, the originator, the servicing agent, the financial institution providing the credit support, or the swap counterparty.

Operating policy Fund investments in asset-backed securities (other than mortgage-backed securities) are limited to 5% of total assets. The fund will not invest in mortgage-backed securities.

On page 25, the section entitled “Currency Derivatives,” including the operating policy, is removed.

The date of this supplement is May 3, 2016.

E321-042 5/3/16